--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                 AUGUST 31, 2002
--------------------------------------------------------------------------------


                                   VALUE LINE

                          U.S. GOVERNMENT SECURITIES

                                   FUND, INC.




                                     [LOGO]
                                   VALUE LINE
                              NO-LOAD MUTUAL FUNDS


INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o NFDS
                       P.O. Box 219729
                       Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Jeffrey D. Geffen
                       VICE PRESIDENT
                       Charles Heebner
                       VICE PRESIDENT
                       Bradley T. Brooks
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT,
                       SECRETARY/TREASURER
                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER


THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                         #523577

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                               TO OUR VALUE LINE U.S. GOVERNMENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

Your Fund returned 8.84% for the fiscal year ended August 31, 2002, which almost matches the 8.88% return of the unmanaged Lehman Brothers Intermediate Government Bond Index(1), a proxy for the Fund's government investment strategy.

This fiscal year the financial markets were dominated by difficult, tragic events which placed strains on the economy and caused profound weakness in the equity markets. The tragedy of September 11th, initially caused severe equity losses, although the markets temporarily recovered from the trauma. However, fears of further terrorist attacks along with possible military conflict with Iraq caused the equity market to fall further. A second blow arose from corporate scandals and accounting irregularities, implicating the top executives of major corporations. Some face criminal charges, and their corporations face bankruptcy, causing a major drop in equity prices as investors lost faith in the credibility of corporate leaders and corporate earnings. Bonds, particularly government issues, have benefited from a strong flight to quality, stemming from these events.

Despite these shocks, the U.S. economy did manage to pull itself out of what was a relatively mild recession, supported by aggressive monetary easing, as the Federal Reserve Board cut interest rates to their lowest levels in decades. The Federal Funds Rate, the short-term bank rate that the Federal Reserve Board controls, fell from 3.75% at the beginning of the fiscal year to 1.75% at the close of the 12 months. As a result, from the latter months of 2001 into March of 2002, the economy underwent a period of strength, which many economists felt would continue. This strength ebbed somewhat in the following months, however, as accounting scandals, falling equity markets, and a continued lack of capital spending caused economic growth to slow. A major bond market rally ensued. By the end of the fiscal year, the yield on the benchmark 10-year Treasury note had fallen from 4.83% to 4.14% .

Your Fund benefited from the strength in the bond market, generating strong price gains that augmented interest income and produced solid total returns resulting from investment in intermediate bond maturities, with an emphasis on U.S. Agency securities.

Your Fund's long-term strategy is to generate high income without undue risk to principal by investing primarily in U.S. Government securities, representing the highest level of safety. Additionally, we control risk by limiting the portfolio's average maturity to ten years, and by maintaining a well-diversified portfolio.

We continue to emphasize an intermediate-term maturity structure in our bond selection which we believe will provide a competitive performance going forward. We appreciate your continued support.


                                        Sincerely,

                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        CHAIRMAN and PRESIDENT


October 7, 2002

--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX REPRESENTS THE INTERMEDIATE MATURITIES (1-10 YEARS) OF THE U.S. TREASURY AND U.S. AGENCY SEGMENT OF THE FIXED-INCOME MARKET. THE RETURNS FOR THE INDEX DO NOT
    REFLECT CHARGES, EXPENSES, OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX. A U.S. TREASURY SECURITY IS ISSUED BY THE TREASURY DEPARTMENT OF THE U.S. GOVERNMENT. U.S. AGENCY SECURITIES ARE ISSUED BY OTHER GOVERNMENT AGENCIES SUCH AS FEDERAL HOME LOAN BANK, FEDERAL NATIONAL MORTGAGE ASSOCIATION AND FEDERAL HOME LOAN MORTGAGE CORPORATION.


--------------------------------------------------------------------------------
2

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SECURITIES FUND SHAREHOLDERS
--------------------------------------------------------------------------------

ECONOMIC OBSERVATIONS

The economic recovery continues to chart an uneven path. After starting the year strongly, with the gross domestic product surging by 5.0% in first quarter, growth slackened in the April-to-June period, with GDP gaining just 1.3%. The upturn then stepped up a notch during the summer months, underpinned by a resilient housing sector and healthy spending levels in several other key consumer markets, including the auto industry. Now, the expansion is slowing again, with declining consumer confidence levels, a cautious employment outlook, and concerns about a war with Iraq putting pressure on consumer spending. The capital goods markets are also soft, as they have been throughout the year. The Federal Reserve, watchful for signs of a faltering rate of growth, now appears poised to reduce interest rates later this year.

All told, we now project that GDP growth for the final six months of 2002 will average a modest 3%, or so. In 2003, the likely benefits of still-lower interest rates, the expected resolution of the ongoing conflict with Iraq, and the emergence of the beleaguered capital goods sector from its extended slump should combine to produce a more inclusive business expansion, with aggregate growth moving up into the 3%-4% range.

Inflation, meantime, remains muted, thanks, in part, to continued stable labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the U.S. economy moves further along the recovery road over the next year or two, some modest increases in pricing pressures may evolve. Absent a more vigorous business recovery than we now project, or a prolonged rise in oil prices stemming from a more extended conflict with Iraq than most are forecasting, inflation should remain on the modest side through 2003, and perhaps, beyond.


--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line U.S. Government Securities Fund, Inc. to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are not managed. The comparison is shown for illustrative purposes only.

         COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
      VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC., THE LEHMAN BROTHERS
                         AGGREGATE BOND INDEX**, AND THE
            LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX**

                               [PLOT POINTS CHART]

                                                    Lehman Brothers
                Value Line        Lehman Brothers    Intermediate
             U.S. Government         Aggregate      U.S. Government
           Securities Fund, Inc.     Bond Index       Bond Index

9/92             $10,000              $10,000           $10,000
8/93             $11,107              $11,098           $10,868
8/94             $10,233              $10,930           $10,839
8/95             $10,987              $12,165           $11,810
8/96             $11,324              $12,665           $12,337
8/97             $12,344              $13,931           $13,329
8/98             $13,613              $15,404           $14,564
8/99             $13,590              $15,526           $14,893
8/00             $14,478              $16,699           $15,816
8/01             $16,190              $18,764           $17,631
8/02             $17,622              $20,284           $19,196

                             FROM 9/1/92 TO 8/31/02

PERFORMANCE DATA:*
                                     GROWTH OF AN ASSUMED   AVERAGE ANNUAL
                                    INVESTMENT OF $10,000    TOTAL RETURN
                                    ---------------------   --------------
   1 year ended 8/31/02 ..........         $10,885               8.84%
   5 years ended 8/31/02 .........         $14,276               7.38%
  10 years ended 8/31/02 .........         $17,622               5.83%

 * THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. THE PERFORMANCE DATA AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

** THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS REPRESENTATIVE OF THE BROAD
   FIXED-INCOME MARKET. IT INCLUDES GOVERNMENT, INVESTMENT-GRADE CORPORATE, AND MORTGAGE BACKED BONDS. THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX REPRESENTS THE INTERMEDIATE MATURITY (1-10 YEAR) OF THE U.S. TREASURY AND U.S. AGENCY SEGMENT OF THE FIXED-INCOME MARKET. THE RETURNS FOR THE INDICES DO NOT REFLECT EXPENSES WHICH ARE DEDUCTED FROM THE FUND'S RETURNS.


--------------------------------------------------------------------------------
4

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS                                          AUGUST 31, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                 MATURITY
    AMOUNT                                                                        RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.4%)

 $ 1,000,000    U.S. Treasury Notes .........................................     5.75%     11/15/05      $ 1,096,563
   4,000,000    U.S. Treasury Notes .........................................     6.50      10/15/06+       4,544,688
   1,000,000    U.S. Treasury Notes .........................................     6.25       2/15/07        1,131,211
   6,000,000    U.S. Treasury Notes .........................................     6.13       8/15/07        6,784,224
   1,000,000    U.S. Treasury Notes .........................................     5.50       5/15/09        1,107,227
   1,000,000    U.S. Treasury Notes .........................................     6.00       8/15/09        1,135,196
   1,000,000    U.S. Treasury Bonds .........................................     5.00       8/15/11        1,070,001
   1,000,000    U.S. Treasury Bonds .........................................     7.25       8/15/22        1,273,126
   1,000,000    U.S. Treasury Bonds .........................................     6.13      11/15/27        1,140,938
------------                                                                                              -----------
  17,000,000    TOTAL U.S. TREASURY OBLIGATIONS (COST $18,802,264)...........                              19,283,174
------------                                                                                              -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (76.0%)

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (51.4%)
   6,310,142    Federal National Mortgage Association Pool #313031 ..........     6.83       7/01/03        6,362,580
   2,000,000    Federal National Mortgage Association .......................     2.65       8/27/04        2,006,680
   1,000,000    Federal National Mortgage Association .......................     3.95      11/22/04        1,016,332
   7,548,230    Federal National Mortgage Association Pool #313032 ..........     7.03       7/01/06        8,253,368
   1,000,000    Federal National Mortgage Association .......................     4.38      10/15/06        1,042,194
   1,000,000    Federal National Mortgage Association .......................     4.50      11/14/06        1,005,668
   7,000,000    Federal National Mortgage Association .......................     4.75       1/02/07        7,283,262
   1,000,000    Federal National Mortgage Association .......................     5.25       4/15/07        1,077,061
   9,947,923    Federal National Mortgage Association Pool #375667 ..........     6.02       2/01/08       10,780,659
  10,000,000    Federal National Mortgage Association Pool #380188 ..........     6.45       4/01/08       10,809,400
   1,000,000    Federal National Mortgage Association .......................     6.00       5/15/08        1,108,399
     904,205    Federal National Mortgage Association Pool #254243 ..........     6.00       2/01/09          937,039
     978,078    Federal National Mortgage Association Pool #254273 ..........     5.00       3/01/09          999,168
   1,000,000    Federal National Mortgage Association .......................     6.38       6/15/09        1,129,623
   3,000,000    Federal National Mortgage Association .......................     6.13       3/15/12        3,328,962
   1,000,001    Federal National Mortgage Association Pool #511823 ..........     5.50       5/01/16        1,023,928
   2,882,509    Federal National Mortgage Association Pool #622373 ..........     5.50      12/01/16        2,951,480
     963,527    Federal National Mortgage Association Pool #615289 ..........     5.50      12/01/16          986,582
   1,848,838    Federal National Mortgage Association Pool #623503 ..........     6.00       2/01/17        1,915,243
   3,081,615    Federal National Mortgage Association Pool #412682 ..........     6.00       3/01/28        3,162,223
   1,902,737    Federal National Mortgage Association Pool #425239 ..........     6.50       4/01/28        1,968,905
   1,762,267    Federal National Mortgage Association Pool #424691 ..........     6.50       4/01/28        1,823,550
     644,103    Federal National Mortgage Association Pool #571090 ..........     7.50       1/01/31          678,475
      50,471    Federal National Mortgage Association Pool #568625 ..........     7.50       1/01/31           53,165

--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                 MATURITY
    AMOUNT                                                                        RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------------------------
 $    45,586    Federal National Mortgage Association Pool #573935 ..........     7.50%      3/01/31      $    48,019
   2,591,070    Federal National Mortgage Association Pool #626440 ..........     7.50       2/01/32        2,729,285
     963,761    Federal National Mortgage Association Pool #629297 ..........     6.50       2/01/32          996,625
     993,596    Federal National Mortgage Association Pool #634996 ..........     6.50       5/01/32        1,027,469
     934,614    Federal National Mortgage Association Pool #254383 ..........     7.50       5/01/32          984,469
   2,500,000    Federal National Mortgage Association 30 Year T.B.A. ........     5.50       9/01/32        2,498,438
 -----------                                                                                              -----------
  75,853,273    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 -----------     (COST $76,143,886)..........................................                              79,988,251
                                                                                                          -----------
                FEDERAL HOME LOAN MORTGAGE CORPORATION (12.2%)
   1,000,000    Federal Home Loan Mortgage Corporation ......................     4.30       5/31/05        1,013,939
   1,000,000    Federal Home Loan Mortgage Corporation ......................     4.25       6/15/05        1,040,717
  10,000,000    Federal Home Loan Mortgage Corporation ......................     5.88       3/21/11       10,648,910
     500,000    Federal Home Loan Mortgage Corporation ......................     5.50       9/15/11          533,272
   1,000,000    Federal Home Loan Mortgage Corporation ......................     5.13       7/15/12        1,031,892
   4,000,000    Federal Home Loan Mortgage Corporation ......................     6.75       3/15/31        4,673,756
 -----------                                                                                              -----------
  17,500,000    TOTAL FEDERAL HOME LOAN MORTGAGE
 -----------     CORPORATION (COST $18,051,943) .............................                              18,942,486
                                                                                                          -----------
                FEDERAL HOME LOAN BANK (5.7%)
   1,000,000    Federal Home Loan Bank ......................................     4.13       5/13/05        1,036,594
   2,000,000    Federal Home Loan Bank ......................................     3.25       8/15/05        2,021,790
   2,000,000    Federal Home Loan Bank ......................................     3.00       8/15/05        2,007,804
   3,000,000    Federal Home Loan Bank ......................................     7.45       2/03/20        3,868,710
 -----------                                                                                              -----------
   8,000,000    TOTAL FEDERAL HOME BANK (COST $8,451,178) ...................                               8,934,898
 -----------                                                                                              -----------
                PRIVATE EXPORT FUNDING CORPORATION SECURITIES (4.0%)
   5,000,000    Private Export Funding Corporation Series "J" ...............     7.65       5/15/06        5,772,985
     500,000    Private Export Funding Corporation Series "L" ...............     5.75       1/15/08          546,734
 -----------                                                                                              -----------
   5,500,000    TOTAL PRIVATE EXPORT FUNDING CORPORATION
 -----------     SECURITIES (COST $5,500,000) ...............................                               6,319,719
                                                                                                          -----------
                FEDERAL FARM CREDIT BANK (1.4%)
   2,000,000    Federal Farm Credit Bank ....................................     5.70       7/03/17        2,142,682
 -----------                                                                                              -----------
   2,000,000    TOTAL FEDERAL FARM CREDIT BANK (COST $2,017,207) ............                               2,142,682
 -----------                                                                                              -----------

--------------------------------------------------------------------------------
6

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 2002
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                MATURITY
    AMOUNT                                                                        RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------------------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.3%)
$     57,678    Government National Mortgage Association Pool #541349 ......      6.00%      4/15/31     $     59,293
      81,180    Government National Mortgage Association Pool #557681 ......      6.00       8/15/31           83,454
     852,651    Government National Mortgage Association Pool #548880 ......      6.00      12/15/31          876,536
     987,169    Government National Mortgage Association Pool #551762 ......      6.00       4/15/32        1,014,905
------------                                                                                             ------------
   1,978,678    TOTAL GOVERNMENT NATIONAL MORTGAGE
------------     ASSOCIATION (COST $1,978,937) .............................                                2,034,188
                                                                                                         ------------
 110,831,951    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
------------     (COST $112,143,151) .......................................                              118,362,224
                                                                                                         ------------
 127,831,951    TOTAL INVESTMENT SECURITIES (88.4%)
------------     (COST $130,945,415) .......................................                              137,645,398
                                                                                                         ------------

REPURCHASE AGREEMENTS (9.5%) (INCLUDING ACCRUED INTEREST)
   7,400,000    Collateralized by $6,280,000 U.S. Treasury Bonds 10.375%, due 11/15/09, with a value of
                 $7,543,914 (with State Street Bank and Trust Company, 1.72%, dated 8/30/02, due
                 9/03/02, delivery value $7,401,414) ..................................................     7,400,707
   7,400,000    Collateralized by $5,825,000 U.S. Treasury Bonds 7.500%, due 11/15/16, with a value of
   ---------     $7,561,182 (with Morgan Stanley Dean Witter & Co., 1.75%, dated 8/30/02, due 9/03/02,
                 delivery value $7,401,439) ...........................................................     7,400,719
                                                                                                            ---------
  14,800,000    TOTAL REPURCHASE AGREEMENTS (9.5%) (COST $14,801,426) .................................    14,801,426
  ----------
                CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%) .................................     3,212,051
                                                                                                           ----------
                NET ASSETS (100.0%) ...................................................................  $155,658,875
                                                                                                         ============
                NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING
                 SHARE ($155,658,875 \d 12,972,479 SHARES OF CAPITAL STOCK OUTSTANDING) ...............  $      12.00
                                                                                                         ============

+ A PORTION OF THIS SECURITY HAS BEEN SEGREGATED FOR SETTLEMENT OF A TBA
  POSITION.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT AUGUST 31, 2002
---------------------------------------------------------------------
ASSETS:
Investment securities, at value
   (Cost - $130,945,415) ............................    $137,645,398
Repurchase agreements
   (Cost - $14,801,426) .............................      14,801,426
Cash ................................................          90,576
Receivable for investments sold .....................       2,258,994
Receivable for capital shares sold ..................       2,012,075
Interest receivable .................................       1,542,788
                                                         ------------
  TOTAL ASSETS ......................................     158,351,257
                                                         ------------
LIABILITIES:
Payable for investments purchased ...................       2,499,948
Payable for capital shares repurchased ..............          43,267
Accrued expenses:
  Advisory fee ......................................          65,102
  Service and distribution plan fee .................          32,551
  Other .............................................          51,514
                                                         ------------
  TOTAL LIABILITIES .................................       2,692,382
                                                         ------------
NET ASSETS ..........................................    $155,658,875
                                                         ============
NET ASSETS CONSIST OF:
Capital stock, at $1 par value
   (authorized 100,000,000, outstanding
   12,972,479 shares) ...............................    $ 12,972,479
Additional paid-in capital ..........................     181,159,732
Undistributed net investment income .................         954,806
Accumulated net realized loss on
   investments ......................................     (46,128,125)
Net unrealized appreciation of
   investments ......................................       6,699,983
                                                         ------------
NET ASSETS ..........................................    $155,658,875
                                                         ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   OUTSTANDING SHARE ($155,658,875 \d
   12,972,479 SHARES OUTSTANDING) ...................    $      12.00
                                                         ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002
---------------------------------------------------------------------
INVESTMENT INCOME:
Interest income .....................................    $  7,566,001
                                                         ------------
EXPENSES:
Advisory fee ........................................         743,657
Service and distribution plan fees ..................         371,829
Transfer agent fees .................................          78,285
Auditing and legal fees .............................          44,722
Custodian fees ......................................          30,422
Printing ............................................          25,661
Directors' fees and expenses ........................          23,185
Postage .............................................          18,774
Registration and filing fees ........................          18,214
Telephone, insurance, dues and other ................          11,305
                                                         ------------
     Total Expenses Before Custody
        Credits .....................................       1,366,054
     Less: Custody Credits ..........................          (4,350)
                                                         ------------
     Net Expenses ...................................       1,361,704
                                                         ------------
NET INVESTMENT INCOME ...............................       6,204,297
                                                         ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
     Net Realized Gain ..............................       2,935,615
     Change in Net Unrealized
        Appreciation (Depreciation) .................       3,368,375
                                                         ------------
NET REALIZED GAIN AND CHANGE IN NET
   UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ....................       6,303,990
                                                         ------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS .......................................    $ 12,508,287
                                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND AUGUST 31, 2001
----------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED        YEAR ENDED
                                                                       AUGUST 31,        AUGUST 31,
                                                                          2002              2001
                                                                       -----------------------------
OPERATIONS:
 Net investment income ............................................    $  6,204,297     $  7,415,879
 Net realized gain on investments .................................       2,935,615        3,164,703
 Change in net unrealized appreciation (depreciation) .............       3,368,375        5,441,235
                                                                       -----------------------------
 Net increase in net assets from operations .......................      12,508,287       16,021,817
                                                                       -----------------------------
DIVIDENDS TO SHAREHOLDERS:
 Net investment income ............................................      (6,332,607)      (7,831,450)
                                                                       -----------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares .....................................     133,951,436       31,029,806
 Proceeds from reinvestment of distributions to shareholders ......       5,359,856        6,441,195
 Cost of shares repurchased .......................................    (140,421,110)     (35,476,109)
                                                                       -----------------------------
 Net (decrease) increase from capital share transactions ..........      (1,109,818)       1,994,892
                                                                       -----------------------------
TOTAL INCREASE IN NET ASSETS ......................................       5,065,862       10,185,259
NET ASSETS:
 Beginning of year ................................................     150,593,013      140,407,754
                                                                       -----------------------------
 End of year ......................................................    $155,658,875     $150,593,013
                                                                       =============================
UNDISTRIBUTED NET INVESTMENT INCOME, AT END OF YEAR ...............    $    954,806     $  1,213,411
                                                                       =============================

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMAs (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMAs, U.S. Treasury and U.S. Government Agency notes and debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned.

(E) AMORTIZATION. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment

--------------------------------------------------------------------------------
10

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 2002
--------------------------------------------------------------------------------

Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but does not impact the net assets or distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $237,718 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended August 31, 2002 was to decrease net investment income by $94,982, decrease unrealized gains by $12,441, and increase realized gains by $107,423. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. CAPITAL SHARE TRANSACTIONS AND DIVIDENDS TO SHAREHOLDERS

Transactions in capital stock were as follows:

                                            YEAR ENDED       YEAR ENDED
                                            AUGUST 31,       AUGUST 31,
                                               2002             2001
                                           -----------------------------
Shares sold ...........................      11,548,967        2,763,020
Shares issued to
   shareholders in
   reinvestment of
   dividends ..........................         468,856          577,509
                                           -----------------------------
                                             12,017,823        3,340,529
Shares repurchased ....................     (12,129,138)      (3,169,215)
                                           -----------------------------
Net increase (decrease) ...............        (111,315)         171,314
                                           =============================
Dividends per share ...................    $       .495     $      .6125
                                           =============================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 19, 2002 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.1175 per share payable on September 25, 2002 to shareholders of record on September 23, 2002.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                             YEAR ENDED
                                                             AUGUST 31,
                                                                2002
                                                            ------------
PURCHASES:
U.S. Treasury Obligations ..............................    $ 96,604,197
U.S. Government Agency Obligations
   and Other Investment Securities .....................     129,331,964
                                                            ------------
                                                            $225,936,161
                                                            ============
SALES AND REDEMPTIONS:
U.S. Treasury Obligations ..............................    $ 89,260,410
U.S. Government Agency Obligations
   and Other Investment Securities .....................     132,143,109
                                                            ------------
                                                            $221,403,519
                                                            ============


--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INCOME TAXES

At August 31, 2002, information on the tax components of capital was as follows:

Cost of investments for tax purposes ...................    $145,986,936
                                                            ============
Gross tax unrealized appreciation ......................    $  6,471,483
Gross tax unrealized depreciation ......................         (11,595)
                                                            ------------
Net tax unrealized appreciation on
   investments .........................................    $  6,459,888
                                                            ============
Undistributed ordinary income ..........................    $  1,180,083
                                                            ============
Capital loss carryforward, expires
   August 31, 2003 .....................................    $ 32,175,371
Capital loss carryforward, expires
   August 31, 2004 .....................................       8,976,510
Capital loss carryforward, expires
   August 31, 2005 .....................................       2,829,335
Capital loss carryforward, expires
   August 31, 2008 .....................................       2,132,091
                                                            ------------
Capital loss carryforward, at
   August 31, 2002 .....................................    $ 46,113,307
                                                            ============

During the year ended August 31, 2002 the Fund utilized a capital loss carryforward of approximately $2,843,010.

To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond premiums and wash sales.

The tax composition of dividends was as follows:

Ordinary income ........................................    $  6,332,607
                                                            ============

5. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES
   AND TRANSACTIONS WITH AFFILIATES

An advisory fee of $743,657 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 2002. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $371,829 were paid or payable to the Distributor under this Plan for the year ended August 31, 2002.

For the year ended August 31, 2002, the Fund's expenses were reduced by $4,350 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2002 owned 195,440 shares of the Fund's capital stock, representing 1.51% of the outstanding shares. In addition, officers and directors owned 900 shares of capital stock, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                    YEARS ENDED AUGUST 31,
                                            ------------------------------------------------------------------------
                                              2002            2001            2000            1999           1998
                                            ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......   $  11.51        $  10.87        $  10.81        $  11.44        $  11.04
                                            ------------------------------------------------------------------------
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income .................        .50             .58             .64             .61             .69
  Net gains or losses on securities (both
    realized and unrealized) ............        .49             .67             .04            (.62)            .41
                                            ------------------------------------------------------------------------
  Total income (loss) from investment
    operations ..........................        .99            1.25             .68            (.01)           1.10
                                            ------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Dividends from net investment
    income ..............................       (.50)           (.61)           (.62)           (.62)           (.70)
  Distributions from net realized
    gains ...............................         --              --              --              --              --
                                            ------------------------------------------------------------------------
  Total distributions ...................       (.50)           (.61)           (.62)           (.62)           (.70)
                                            ------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............   $  12.00        $  11.51        $  10.87        $  10.81        $  11.44
                                            ========================================================================
TOTAL RETURN ............................       8.84%          11.82%           6.53%          -0.17%          10.28%
                                            ========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands) .........................   $155,659        $150,593        $140,408        $167,231        $185,294
Ratio of operating expenses
 to average net assets ..................        .92%(2)         .92%(2)         .73%(2)         .67%(2)         .66%(1)
Ratio of net investment income
 to average net assets ..................       4.17%(3)        5.17%           5.82%           5.40%           6.07%
Portfolio turnover rate .................        168%            140%             49%            125%            159%

(1) BEFORE OFFSET OF CUSTODY CREDITS.

(2) RATIOS REFLECT EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD HAVE BEEN UNCHANGED FOR THE YEARS ENDED AUGUST 31, 2002, AUGUST 31, 2001 AND AUGUST 31, 2000, AND WOULD HAVE BEEN 0.66% FOR THE YEAR ENDED AUGUST 31, 1999.

(3) AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE TRUST HAS ADOPTED THE PROVISIONS OF THE ALCPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 ON NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAINS AND LOSSES WAS LESS THAN $.01 PER SHARE. THE EFFECT OF THIS CHANGE WAS TO DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.24% TO 4.17%.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

October 10, 2002


--------------------------------------------------------------------------------
14

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION
The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
---------------------
Jean Bernhard Buttner      Chairman of the      Since 1985    Chairman, President and       Value Line, Inc.
Age 67                     Board of Directors                 Chief Executive Officer of
                           and President                      Value Line, Inc. (the
                                                              "Adviser") and Value Line
                                                              Publishing, Inc. Chairman
                                                              and President of each of the
                                                              15 Value Line Funds and
                                                              Value Line Securities Inc.
                                                              (the "Distributor").
---------------------------------------------------------------------------------------------------------------
Marion N. Ruth             Director             Since 2000    Real Estate Executive:        Value Line, Inc.
5 Outrider Road                                               President, Ruth Realty
Rolling Hills, CA 90274                                       (real estate broker);
Age 67                                                        Director of the Adviser
                                                              since 2000.
---------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
------------------------
John W. Chandler           Director             Since 1991    Consultant, Academic Search   None
1611 Cold Spring Rd.                                          Consultation Service, Inc.
Williamstown, MA 01267                                        Trustee Emeritus and
Age 78                                                        Chairman (1993-1994) of the
                                                              Board of Trustees of Duke
                                                              University; President
                                                              Emeritus, Williams College.
---------------------------------------------------------------------------------------------------------------
Frances T. Newton          Director             Since 2000    Customer Support Analyst,     None
4921 Buckingham Drive                                         Duke Power Company.
Charlotte, NC 28209
Age 61


--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
Francis Oakley             Director             Since 2000    Professor of History,         Berkshire Life
54 Scott Hill Road                                            Williams College, 1961 to     Insurance Company.
Williamstown, MA 01267                                        present. President Emeritus
Age 70                                                        since 1994 and President,
                                                              1985-1994; Chairman
                                                              (1993-1997) and
                                                              Interim President
                                                              (2002) of the
                                                              American Council of
                                                              Learned Societies.
------------------------------------------------------------------------------------------------------------------
David H. Porter            Director             Since 1997    Visiting Professor of         None
5 Birch Run Drive                                             Classics, Williams College,
Saratoga Springs, NY12866                                     since 1999; President
Age 66                                                        Emeritus, Skidmore College
                                                              since 1999 and President,
                                                              1987-1998.
------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts         Director             Since 1985    Chairman, Institute for       A. Schulman Inc.
169 Pompano St.                                               Political Economy.            (plastics)
Panama City Beach, FL 32413
Age 63
------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr          Director             Since 1996    Senior Financial Advisor,     None
1409 Beaumont Drive                                           Hawthorne, since 2001;
Gladwyne, PA 19035                                            Chairman, Radcliffe College
Age 53                                                        Board of Trustees.
                                                              1990-1999.
------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Jeffrey Geffen             Vice President       Since 2001    Portfolio Manager with the             --
Age 53                                                        Adviser since 2001; Vice
                                                              President Investments,
                                                              Morgan Stanley Dean Witter
                                                              Advisors, 1989-2001.
------------------------------------------------------------------------------------------------------------------
Bradley Brooks             Vice President       Since 2001    Portfolio Manager with the             --
Age 39                                                        Adviser since 1999;
                                                              Securities Analyst
                                                              with the Adviser,
                                                              1997-1999.
------------------------------------------------------------------------------------------------------------------
Charles Heebner            Vice President       Since 2000    Senior Portfolio Manager               --
Age 66                                                        with the Adviser.


--------------------------------------------------------------------------------
16

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------
David T. Henigson          Vice President,      Since 1994    Director, Vice President and           --
Age 45                     Secretary and                      Compliance Officer of the
                           Treasurer                          Adviser. Director and Vice
                                                              President of the Distributor.
                                                              Vice President, Secretary
                                                              and Treasurer of each of the
                                                              15 Value Line Funds.
---------------------------------------------------------------------------------------------------------------

* MRS. BUTTNER IS AN "INTERESTED PERSON" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BY VIRTUE OF HER POSITIONS WITH THE ADVISER AND HER INDIRECT OWNERSHIP OF A CONTROLLING INTEREST IN THE ADVISER; MRS. RUTH IS AN INTERESTED PERSON BY VIRTUE OF BEING A DIRECTOR OF THE ADVISER.

  UNLESS OTHERWISE INDICATED, THE ADDRESS FOR EACH OF THE ABOVE IS 220 EAST 42ND STREET, NEW YORK, NY 10017.


--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
18

                                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


--------------------------------------------------------------------------------
20